UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): September 17, 2010

Total Nutraceutical Solutions, Inc.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

80 Columbia Street Stevenson, Washington	98648
(Address of principal executive offices)	(Zip Code)

(509) 427-5132
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On September 17, 2010, the board of directors of Total Nutraceutical Solutions, Inc. (“TNS”) adopted amended and restated bylaws of the corporation, a copy of which is filed hereto as Exhibit 3.1.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

     3.2

Amended and Restated Bylaws of Total Nutraceutical Solutions, Inc. dated September 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL NUTRACEUTICAL SOLUTIONS, INC. (Registrant)

Date: September 22, 2010	By:	/s/ Marvin S. Hausman, M.D.
Marvin S. Hausman, M.D. President and CEO